UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, the Netherlands		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 20 808108

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2018, Playa Hotels & Resorts N.V, a Dutch public limited liability company (the “Company”), amended its Articles of Association to remove the limit on the number of non-executive directors that could serve on the Company’s board of directors (the “Board”). This amendment was effectuated pursuant to a Deed of Amendment to our Articles of Association (the “Amendment”) and was approved by our Board and by our shareholders at our annual general meeting of shareholders held on May 10, 2018 (the “Annual Meeting”). The Amendment is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the matters submitted to our shareholders for approval were: (1) the Amendment, (2) the election of directors, (3) the adoption of our Dutch Statutory Annual Accounts for the fiscal year ended December 31, 2017 (the “2017 Annual Accounts”), (4) the ratification of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, (5) the instruction to Deloitte Accountants B.V. for the audit of the Company’s Dutch Statutory Annual Accounts for the fiscal year ending December 31, 2018, (6) the discharge of our directors from liability with respect to the performance of their duties during the fiscal year ended December 31, 2017 and (7) the authorization of the Board to acquire shares (and depository receipts for shares) in the capital of the Company. As set forth in greater detail below, each proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

(1)	The shareholders approved the Amendment:

Votes For	Votes Against	Abstain	Broker Non-Votes
85,082,346	433,004	264,023	5,027,645

(2)	The following nominees were elected as directors to serve one-year terms:

Nominee	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Bruce D. Wardinski [1]	77,680,530	7,835,479	263,364	5,027,645
Richard B. Fried	77,265,834	8,249,529	264,010	5,027,645
Gloria Guevara	85,506,215	9,794	263,364	5,027,645
Daniel J. Hirsch	76,681,993	8,834,016	263,364	5,027,645
Hal Stanley Jones	78,306,885	7,209,124	263,364	5,027,645
Thomas Klein	76,703,164	8,812,845	263,364	5,027,645
Elizabeth Lieberman	71,471,963	14,043,046	264,364	5,027,645
Karl Peterson	69,814,214	15,701,795	263,364	5,027,645
Arturo Sarukhan	78,734,953	6,781,316	263,104	5,027,645
Charles Floyd	77,485,768	8,030,241	263,364	5,027,645
Christopher W. Zacca [2]	77,485,936	8,030,341	263,096	5,027,645
Richard O. Byles [2]	77,485,290	8,030,987	263,096	5,027,645

[1]	Elected as sole executive director.
[2]	Elected as non-executive director for a term to begin upon the consummation of the Company’s pending transaction with Sagicor Group Jamaica Limited.

(3)	The shareholders adopted the 2017 Annual Accounts:

Votes For	Votes Against	Abstain	Broker Non-Votes
85,512,973	1,571	264,829	5,027,645

(4)	The shareholders ratified the appointment of Deloitte:

Votes For	Votes Against	Abstain	Broker Non-Votes
90,036,262	496,594	274,162

(5)	The shareholders approved the Instruction to Deloitte Accountants B.V.:

Votes For	Votes Against	Abstain	Broker Non-Votes
90,036,733	496,594	273,691

(6)	The shareholders approved the discharge of our directors from liability for the year ended December 31, 2017:

Votes For	Votes Against	Abstain	Broker Non-Votes
85,489,392	23,626	266,355	5,027,645

(7)	The shareholders approved the authorization of the board of directors to acquire Company shares:

Votes For	Votes Against	Abstain	Broker Non-Votes
67,599,531	23,191,200	16,197

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Deed of Amendment to Articles of Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Playa Hotels & Resorts N.V.

Date: May 11, 2018	By:	/s/ Bruce D. Wardinski
Bruce D. Wardinski
Chief Executive Officer